UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2004

Wellman, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10033	04-1671740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Shrewsbury Avenue, Shrewsbury, NJ (Address of principal executive offices)	07702 (Zip Code)

Registrant's telephone number, including area code 732-212-3300

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS.
99.1	Press Release dated January 20, 2004.
Item 9.	REGULATION FD DISCLOSURE.
Item 12.	FINANCIAL STATEMENTS AND EXHIBITS.

On January 20, 2004, Wellman, Inc. announced via press release the Company's (1) estimated fourth quarter and full year 2003 results, (2) historical and estimated 2003 estimated segment performance and adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), (3) financing plans and (4) 2004 earnings guidance. A copy of the Company's press release is attached hereto as Exhibit 99.1. The press release also contained a reconciliation of EBITDA, adjusted for certain items as defined by the Company's Revolving Credit Facility, for the fiscal years 2000, 2001, 2002 and estimated full year 2003, and for the five quarters ending with the fourth quarter of 2003. Management believes Adjusted EBITDA as defined in the Company's Revolving Credit Agreement is an important measure used by investors and financial institutions to evaluate the Company's performance. This Form 8-K and the attached exhibit are provided under Items 9 and 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

January 20, 2004

Wellman, Inc.
By: /s/Mark J. Ruday Mark J. Ruday Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 20, 2004